UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2011

ORRSTOWN FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its new charter)

Pennsylvania	001-34292	23-2530374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Indent. No.)

77 East King Street, P.O. Box 250, Shippensburg, PA		17257
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code (717) 532-6114

N/A

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a –12 under the Exchange Act (17 CFR 240.14a –12)

☐	Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2011, Orrstown Financial Services, Inc. (the “Company”), the parent company of Orrstown Bank, announced various promotions and appointments in connection with the reorganization of its executive management team. In connection with the reorganization, Jeffrey W. Embly, 40, was promoted to Senior Executive Vice President and Chief Operating Officer of the Company, effective June 23, 2011. Since January 2008, Mr. Embly has served as Executive Vice President and, since September 2009, Chief Credit Officer of Orrstown Bank, the Company’s wholly-owned bank subsidiary. From January 2008 to September 2009, he served as Chief Commercial Officer of Orrstown Bank and, from May 2005 to 2008, Senior Vice President and Chief Loan Officer of Orrstown Bank.

A copy of the press release announcing the reorganization, including Mr. Embly’s promotion, is filed herewith as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release dated June 23, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORRSTOWN FINANCIAL SERVICES, INC.

/s/ Thomas R. Quinn, Jr.
Thomas R. Quinn, Jr., President and Chief Executive Officer

Dated: June 23, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated June 23, 2011.